Revenue from contracts with customers - Revenue from contracts with customers (Detail) $ in Thousands	Dec. 31, 2019 USD ($)
Revenue from Contract with Customer [Abstract]
2021	$ 737
2022	368
Thereafter	0
Total undiscounted cash flows	2,087
Less: unearned income	(264)
Total amounts due from customers, gross	$ 1,823